UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM 8-K/A

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: Janaury 7, 1998

     MEDIX RESOURCES, INC. (FORMERLY INTERNATIONAL NURSING SERVICES, INC)
            (Exact name of registrant as specified in its charter)

     Colorado                          000-24768             84-1123311
(State  or  other  jurisdiction      (Commission            (IRS Employer
      of  incorporation)            File  Number)        Identification  No.)

   360 South Garfield Street, Suite 400, Denver, Colorado    80209
            (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code:  (303) 393-1515

See  above  for  former  name
(Former  name  or  former  address,  if  changes  since  last  report)

Item  1.          Changes  in  Control  of  Registrant.    N/A.
Item  2.          Acquisition  or  Disposition  of  Assets.        N/A
Item  3.          Bankruptcy  or  Receivership.    N/A.
Item  4.          Changes  in  Registrant's  Certifying  Accountant.    N/A.
Item  5.          Other  Events.    N/A
Item  6.          Resignations  of  Registrant's  Directors.    N/A.
Item  7.          Financial  Statements  and  Exhibits.

(a)          Financial  Statements

The registrant is filing the required financial statements related to the Cymedix Corporation acquisition on this amendment to Form 8-K.

(b)          Pro  Forma  Financial  Information

The registrant is also filing the required pro forma financial information related to the Cymedix Corporation acquisition on this amendment to Form 8-K.

(c)          Exhibits

   Exhibit 2.1 *Agreement and Plan of Merger among Cymedix Corporation, a California corporation, International Nursing Services, Inc., a Colorado corporation and Cymedix Lynx Corporation, a Colorado corporation

   Exhibit 2.2 *Amendment No. 1 to Agreement and Plan of Merger among the same parties.

   Exhibit 27.1  Financial Data Schedule - Cymedix Corporation

   Exhibit 27.2  Financial Data Schedule - Medix Resources, Inc.

   Exhibit  99.1 Pro  Forma  Combined  Financial  Statements

   Exhibit  99.2 Financial  Statements  of  Cymedix  Corporation

   Exhibit  99.3 Consolidated Financial Statements of Medix Resources,
                 Inc.  (Formerly  International  Nursing  Services,  Inc.)

   * Previously  filed  with  Form  8-K  filed  on  December  24,  1997.

   Item  8.      Change  in  Fiscal  Year.    N/A.
   Item  9.      Sales  of  Equity Securities Pursuant to Regulation S.  N/A.







                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     INTERNATIONAL  NURSING  SERVICES,  INC.


Date:  March  23,  1998          By:      /s/  John  P.  Yeros
                                        ----------------------
     John  P.  Yeros,  President  and  Chief  Executive  Officer